Third Quarter 2025 NASDAQ: MRBK Earnings Supplement

FORWARD-LOOKING STATEMENTS Meridian Corporation (the “Corporation”) may from time to time make written or oral “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to Meridian Corporation’s strategies, goals, beliefs, expectations, estimates, intentions, capital raising efforts, financial condition and results of operations, future performance and business. Statements preceded by, followed by, or that include the words “may,” “could,” “should,” “pro forma,” “looking forward,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” or similar expressions generally indicate a forward-looking statement. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors (some of which, in whole or in part, are beyond Meridian Corporation’s control). Numerous competitive, economic, regulatory, legal and technological factors, risks and uncertainties that could cause actual results to differ materially include, without limitation, credit losses and the credit risk of our commercial and consumer loan products; changes in the level of charge-offs and changes in estimates of the adequacy of the allowance for credit losses, or ACL; cyber-security concerns; rapid technological developments and changes; increased competitive pressures; changes in spreads on interest-earning assets and interest-bearing liabilities; changes in general economic conditions and conditions within the securities markets; escalating tariff and other trade policies and the resulting impacts on market volatility and global trade; the impact of uncertain or changing political conditions or any current or future federal government shutdown and uncertainty regarding the federal government's debt limit; unanticipated changes in our liquidity position; unanticipated changes in regulatory and governmental policies impacting interest rates and financial markets; legislation affecting the financial services industry as a whole, and Meridian Corporation, in particular; changes in accounting policies, practices or guidance; developments affecting the industry and the soundness of financial institutions and further disruption to the economy and U.S. banking system; among others, could cause Meridian Corporation’s financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements. Meridian Corporation cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact of any future events. All forward-looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. For a more complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review the Corporation’s filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2024 and subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K that update or provide information in addition to the information included in the Form 10-K and Form 10-Q filings, if any. The Corporation does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by the Corporation or by or on behalf of Meridian Bank, except as may be required under applicable laws. Meridian Corporation 2

MRBK INVESTMENT HIGHLIGHTS Regional presence with a community touch. "Go to" bank in the Delaware Valley Demonstrated organic growth engine in diversified loan segments. Focus on Commercial, CRE and SBA lending - 80% of loan book. Valuable customer base trained to solely use electronic channel. Strong sales culture that capitalizes on market disruption. Skilled management team with extensive in-market experience. Comfortably handle all but the largest companies. Meridian Corporation 3

Geographic Footprint Regional Market Meridian Corporation 4

Q3'2025 vs Q3'2024 Financial Recap Summary Income Statement ($000s) Q3'2025 Q3'2024 Net Interest Income $ 23,116 $ 18,242 Provision for Credit Losses 2,850 2,282 Non-Interest Income 9,953 10,831 Non-Interest Expense 21,546 20,546 Income Before Income Taxes 8,673 6,245 Income Taxes 2,014 1,502 Net income $ 6,659 $ 4,743 Earnings Per Share Diluted Earnings Per Share $ 0.58 $ 0.42 Pre-Provision Net Revenue by Segment 1 Bank $ 10,504 $ 6,222 Wealth 512 653 Mortgage 507 1,652 Pre-Provision Net Revenue $ 11,523 $ 8,527 Assets ($M) Loans ($M) Deposits ($M) Q3'2021 Q3'2022 Q3'2023 Q3'2024 Q3'2025 $1,000 $2,000 $3,000 Summary Balance Sheet Q3'2025 Q3'2024 Assets ($M) $ 2,541 $ 2,388 Loans ($M) 2 2,163 2,008 Deposits ($M) 2,131 1,979 Equity ($M) 188 167 1) A Non-GAAP measure. See Non-GAAP reconciliation in the Appendix. 2) Includes loans held for investment. Meridian Corporation 5

For the Calendar Quarter Ended Balance Sheet ($M) Q3'2025 Q2'2025 Q1'2025 Q4'2024 Q3'2024 Total Assets $ 2,541 $ 2,511 $ 2,529 $ 2,386 $ 2,388 Total Loans & Leases² 2,191 2,152 2,100 2,063 2,055 Deposits 2,131 2,110 2,129 2,005 1,979 Equity 188 178 174 172 167 Tangible Equity / Tangible Assets3 7.27% 6.96% 6.73% 7.05% 6.87 % Net Income & Share Data ($000s) Net Income $ 6,659 $ 5,592 $ 2,399 $ 5,600 $ 4,743 Diluted EPS 0.58 0.49 0.21 0.49 0.42 Price per Common Share 15.79 12.89 14.40 13.71 12.64 TBV per Share 16.02 15.44 15.06 14.93 14.58 Pre-Provision Net Revenue3 11,523 11,090 8,357 11,167 8,527 Common Dividends per Share 0.125 0.125 0.125 0.125 0.125 Dividend Yield (annualized) 3.2% 3.9% 3.5% 3.6% 4.0 % Profitability (%) ROAE 14.42% 12.68% 5.57% 13.01% 11.41 % ROAA 1.04% 0.90% 0.40% 0.92% 0.80 % NIM 3.77% 3.54% 3.46% 3.29% 3.20 % Q3'2025 HIGHLIGHTS 1) As of and for the quarter ended and year ended September 30, 2025, per October 23, 2025 press release. 2) Includes loans held for sale and loans held for investment. 3) A Non-GAAP measure. See Non-GAAP reconciliation in the Appendix. Meridian Corporation 6

Q3'2025 INCOME STATEMENT TRENDS ($000s) Pre-Provision Net Revenue by Segment Q3'2024 Q4'2024 Q1'2025 Q2'2025 Q3'2025 Bank $ 6,222 $ 8,205 $ 8,860 $ 9,005 $ 10,504 Wealth 653 571 726 604 512 Mortgage 1,652 2,391 (1,229) 1,481 507 Total Pre-Provision Net Revenue $ 8,527 $ 11,167 $ 8,357 $ 11,090 $ 11,523 Q3'2024 Q4'2024 Q1'2025 Q2'2025 Q3'2025 Net Interest Income Non-Interest Income Non-Interest Expense Pre-Provision Net Revenue Net Income $0 $5,000 $10,000 $15,000 $20,000 Meridian Corporation 7

NET INTEREST MARGIN 3.20% 3.29% 3.46% 3.54% 3.77% 7.06% 6.81% 6.83% 6.89% 7.01% 4.05% 3.71% 3.56% 3.52% 3.42% Net Interest Margin Yield on Earning Assets Cost of Funds Q3'2024 Q4'2024 Q1'2025 Q2'2025 Q3'2025 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% Meridian Corporation 8 57 bps

DEPOSIT REPRICING DRIVING DOWN COST OF FUNDS Data as of September 30, 2025 • During Q3, time deposit costs declined 13 bps, aiding improvement in net interest margin • $431 million in term deposits to reprice next six months • Currently repricing at approx. 3.90%, down from 4.16% and 4.09% through months 1 to 3 and 3 to 6, respectively Meridian Corporation 9 Time Deposit Maturity Schedule ($000s) - as of September 30, 2025 4.16% 4.09% 3.92% 3.86% 4.02% 3.64% 3.47% Amount Maturing (000s) Blended Cost by Period 1-3 MONTHS 3-6 MONTHS 6-9 MONTHS 9-12 MONTHS 12-18 MONTHS 18-24 MONTHS > 2 YRS $— $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $180,000 $200,000 $220,000 $240,000 3.00% 3.50% 4.00% 4.50% 5.00%

NON-INTEREST INCOME (Dollars in thousands) Q3'2025 Q2'2025 $ Change Mortgage banking income 1 5,802 5,847 (45) SBA income 1,431 1,988 (557) Wealth management income 1,610 1,492 118 Net gain on sale of MSRs — 467 (467) Other income 1,110 1,494 (384) Total $ 9,953 $ 11,288 $ (1,335) Note 1 - includes FV change on mortgages HFS and related hedging derivatives. 58.3% 16.2% 14.4% 0.0% 11.2% Mortgage banking income Wealth management income SBA income Net gain on sale of MSR's Other income (% of total non-interest income during Q3'2025) Meridian Corporation 10

NON-INTEREST EXPENSE (% of total non-interest expense during Q3'2025) (Dollars in thousands) Q3'2025 Q2'2025 $ Change Salaries & benefits 13,613 13,179 434 Occupancy & equipment 991 1,037 (46) Professional fees 1,092 1,164 (72) Data processing and IT 1,865 1,706 159 Other 3,985 4,271 (286) Total $ 21,546 $ 21,357 $ 189 63.2% 4.6% 5.1% 8.7% 18.5% Salaries & employee benefits Occupancy & equipment Professional Data processing / IT Other Meridian Corporation 11

LOANS AND OTHER FINANCE RECEIVABLES Balance ($000s) September 30, 2025 YTD Growth % Commercial Mortgage 872,497 5.9 % Commercial & Industrial 418,069 13.8 % Construction 315,095 21.4 % SBA loans 137,894 (11.5) % Leases, net 49,766 (34.5) % Residential mortgage 260,495 3.1 % Home equity 105,109 15.9 % Consumer 336 (3.7) % Total $ 2,159,261 6.6 % Commercial Mortgage, 41% Retail, 17% Commercial & Industrial, 19% SBA, 6% Construction, 15% Leases, 2% Commercial - 83% Retail - 17% (resi, home equity, consumer) Meridian Corporation 12 As of September 30, 2025

C&I LOAN PORTFOLIO OVERVIEW C&I Portfolio By Industry as of September 30, 2025 10 Largest C&I Relationships as a % of C&I Portfolio 11.1% 10 Largest C&I Relationships as a % of Total Loan Portfolio 4.5 % Average Loan Size O/S of C&I Portfolio, excluding leases ($000s) $394 Weighted Average Risk Rating of C&I Portfolio Pass 18.3% 16.4% 12.9% 9.0% 9.1% 6.4%7.8% 5.8% 5.5% 3.7% 3.4% 1.4% 0.4% Other Manufacturing Construction Related RE Investment Professional Services Health & Social Services Wholesale Trade Retail Trade Financial, Insurance & RE Services Leisure Admin & Support Waste Mgmt & Remediation RE & Rental Lease *Includes commercial owner occupied real estate of $270 million Portfolio Characteristics Meridian Corporation 13 $863M Total C&I*

31.0% 2.3% 17.5% 1.7% 27.4% 9.8% 4.8% 5.5% Resi & Coml Constr RE & Rental Lease Com RE Inv Construction Related RE Inv Leisure Other Fin, Ins, RE Services CRE LOAN PORTFOLIO OVERVIEW - as of September 30, 2025 $917 M* Total CRE (as a % of CRE loans) *Commercial owner occupied real estate loans of $270 million not included (see C&I chart) Included in CRE: • $63 M of office buildings; & • $125 M of multi-family loans Meridian Corporation Multi-family Loans by Region: Region Amount ($000s) % of Total Philadelphia 85,715 68 % Chester County, PA 11,148 9 % Montgomery County, PA 7,582 6 % New Castle, DE 7,687 6 % Delaware County PA 8,653 7 % Southern NJ 1,914 2 % Bucks County, PA 1,366 1 % Other 894 1 % Total $ 124,959 14

CRE RATIOS - 100 & 300* 75% 75% 88% 96% 99% 73% 73% 127% 113% 114% 120% 120% 127% 150% 149% 156% 184% 177% 172% 169% 234% 256% 277% 287% 282% 288% CRE 100 Ratio CRE 300 Ratio Dec-15 Dec-16 Dec-17 Dec-18 Dec-19 Dec-20 Dec-21 Dec-22 Dec-23 Dec-24 Mar-25 Jun-25 Sept-25 50% 100% 150% 200% 250% 300% Increase in Construction - largely Multi-family Meridian Corporation 15 * The CRE 100 Ratio and CRE 300 Ratio consist of construction loans (100) and non-owner occupied CRE loans (300) compared to total risk-based capital at September 30, 2025.

6.79% 6.82% 7.89% 11.10% 11.50% 11.47% 10.53% 11.04% 1.01% 0.54% 1.12% 3.43% 3.96% 3.56% 3.52% 3.42% Yield on SBA Loans Cost of Funds FYE 20 FYE 21 FYE 22 FYE 23 FYE 24 Q1'25 Q2'25 Q3'25 —% 5.00% 10.00% 15.00% SBA Loan Portfolio Overview SBA Loan Portfolio Profitability ($000s) Yield vs. Cost $4,639 $11,773 $13,280 $15,976 $15,245 $3,808 $4,918 $4,275 $2,478 $1,172 $2,469 $3,463 $2,555 $1,375 $1,462 Total Net Revenue Provision for Credit Losses FYE 20 FYE 21 FYE 22 FYE 23 FYE 24 Q1'25 Q2'25 Q3'25 $5,000 $10,000 $15,000 • $137.9 million loans outstanding at September 30, 2025. • Very profitable portfolio. • Spread on SBA portfolio - 7.6% for Q3 2025. • 60% of non-performing loans as of September 30, 2025 were originated during 2020-2021 prior to 500+ bps rise in rates. Meridian Corporation 16

ASSET QUALITY - as of September 30, 2025 Comm Mortgage, $1,241 Construction & Land Dev, $10,308 C & I - Billboard (1), $5,590 C & I - Other, $2,248SBA, $21,256 Residential (2), $10,830 Leases, $2,301 Home Equity, $1,583 Non-performing Loans by Type ($000s) $11.8 million (56%) guaranteed by SBA (1) C&I Billboard is comprised of 1 loan relationship. (2) Residential non-performing includes 1 loan for $2.4 million which is well secured and earning interest on a cash basis. Meridian Corporation 17

ASSET QUALITY TRENDS



NCOs / Avg Loans
NPAs / Assets
2.50%
2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
1.11%
1.32%
1.38%
1.58%
1.74%
1.68%
1.97%
1.90%
2.07%
2.14%
2.32%
0.08%
0.05%
0.05%
0.11%
0.12%
0.20%
0.11%
0.34%
0.14%
0.17%
0.09%
Q1'2023
Q2'2023
Q3'2023
Q4'2023
Q1'2024
Q2'2024
Q3'2024
Q4'2024
Q1'2025
Q2'2025
Q3'2025

Meridian Corporation 18

MORTGAGE VOLUME & MARGIN TRENDS ($000s)



300
250
200
150
100
50
0
3.00%
2.80%
2.60%
2.40%
2.20%
2.00%
2.71%
2.76%
2.95%
2.81%
2.82%
2.73%
2.63%
2.86%
2.93%
Q3'2023
Q4'2023
Q1'2024
Q2'2024
Q3'2024
Q4'2024
Q1'2025
Q2'2025
Q3'2025
Closed and Funded - Purchase
Closed and Funded - Refi
Sold Volume
Margin

	Q3'2023	Q4'2023	Q1'2024	Q2'2024	Q3'2024	Q4'2024	Q1'2025	Q2'2025	Q3'2025
Refinance (%)	10%	13%	16%	10%	12%	16%	18%	14%	14%
Purchase (%)	90%	87%	84%	90%	88%	84%	82%	86%	86%

Meridian Corporation 19

DEPOSIT COMPOSITION - as of September 30, 2025 Business Accounts, 50% Consumer Accounts, 14% Municipal Deposits, 13% Brokered Deposits, 23% Business Accounts Consumer Accounts Municipal Deposits Brokered Deposits Total Deposits $2.1 billion • At September 30, 2025, 61% of business accounts and 90% of consumer accounts were fully insured by the FDIC. • The average business money market account balance was $546 thousand at September 30, 2025. • The municipal deposits are 100% insured or collateralized and brokered deposits are 100% FDIC insured. • The level of uninsured deposits for the entire deposit base was 21% at September 30, 2025. (as a % of total deposits) Meridian Corporation 20

INVESTMENT PORTFOLIO COMPOSITION As of September 30, 2025 • Total investment securities 9.0% of total assets: – 86% Available for sale (AFS). – 14% Held-to-maturity (HTM). • Portfolio duration - 3.71 years and average life - 5.02 years. • Tax-equivalent yield - 4.08% • 12-month projected cash flow $29.2 million, or 12.76% of portfolio • Post Tax AFS URL $4.9 million or 2.10% of Tier 1 capital (1) (1) Capital ratios reflect Meridian Bank ratios. US government agency 43.9% State & municipal - tax free 23.9% Other 11.9% US asset backed 11.7% State & municipal - taxable 7.6% Equity Securities 0.9% Total Securities $229 million Meridian Corporation 21

APPENDIX - HISTORICAL FINANCIAL HIGHLIGHTS AND RECONCILIATIONS OF NON-GAAP MEASURES Meridian Corporation 22

HISTORICAL FINANCIAL DATA

(dollars in thousands)	As of or the Quarter Ended			As of or the Year Ended		
	Q3'2025	Q2'2025	Q3'2024	2024Y	2023Y	2022Y
Balance Sheet						
Total Assets	$ 2,541,130	$ 2,510,938	$ 2,387,721	$ 2,385,867	$ 2,246,193	$ 2,062,228
Loans (1)	2,190,861	2,152,328	2,054,998	2,062,850	1,920,622	1,765,925
Deposits	2,131,116	2,110,374	1,978,927	2,005,368	1,823,462	1,712,479
Gross Loans / Deposits	102.80 %	101.99 %	103.84 %	102.87 %	105.33 %	103.12 %
Capital						
Total Equity	$ 188,029	$ 178,020	$ 167,450	$ 171,522	$ 158,022	$ 153,280
Tangible Common Equity / Tangible Assets - HC (3)	7.27 %	6.96 %	6.87 %	7.05 %	6.87 %	7.25 %
Tangible Common Equity / Tangible Assets - Bank (3)	9.16 %	8.96 %	8.95 %	9.06	8.94	8.80
Tier 1 Leverage Ratio - Bank	9.41 %	9.32 %	9.32 %	9.21	9.46	9.95
Total Capital Ratio - Bank	11.54 %	11.54 %	11.22 %	11.20	11.17	11.87
Commercial Real Estate Loans / Total RBC	287.80 %	282.30 %	270.70 %	277.2 %	255.9 %	234.1 %
Earnings & Profitability						
Net Income	$ 6,659	$ 5,592	$ 4,743	$ 16,346	$ 13,243	$ 21,829
ROA	1.04 %	0.90 %	0.80 %	0.70 %	0.61 %	1.18 %
ROE	14.42 %	12.68 %	11.41 %	9.93	8.53	13.87
Net Interest Margin (NIM)(TEY)	3.77 %	3.54 %	3.20 %	3.16	3.35	3.98
Non-Int Inc. / Avg. Assets	1.56 %	1.82 %	1.82 %	1.76	1.48	2.26
Efficiency Ratio	65.15 %	65.82 %	70.67 %	70.46 %	76.43 %	72.81 %
Asset Quality						
Nonaccrual Loans / Loans (1)	2.53 %	2.35 %	2.20 %	2.19 %	1.76 %	1.20 %
NPAs / Assets	2.32 %	2.14 %	1.97 %	1.90	1.58	1.11
Reserves / Loans (2) (3)	1.01 %	1.00 %	1.10 %	0.91	1.17	1.09
NCOs / Average Loans	0.09 %	0.17 %	0.11 %	0.78 %	0.30 %	0.15 %
Yield and Cost						
Yield on Earning Assets (TEY)	7.01 %	6.89 %	7.06 %	6.94 %	6.62 %	5.02 %
Cost of Deposits	3.22 %	3.31 %	3.92 %	3.82	3.24	0.97
Cost of Interest-Bearing Liabilities	3.84 %	3.96 %	4.57 %	4.46 %	3.97 %	1.36 %

1) Includes loans held for sale and held for investment.
2) Includes loans held for investment (excluding loans at fair value).
3) A Non-GAAP measure. See Appendix for Non-GAAP to GAAP reconciliation.

Meridian Corporation 23

Allowance For Credit Losses (ACL) to Loans and Other Finance Receivables, Excluding Loans at Fair Value (dollars in thousands) September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 Allowance for credit losses (GAAP) $ 21,794 $ 20,851 $ 20,827 $ 18,438 $ 21,965 Loans and other finance receivables (GAAP) 2,162,845 2,108,250 2,071,675 2,030,437 2,008,396 Less: Loans at fair value (14,454) (14,541) (14,182) (14,501) (13,965) Loans and other finance receivables, excluding loans at fair value (non-GAAP) $ 2,148,391 $ 2,093,709 $ 2,057,493 $ 2,015,936 $ 1,994,431 ACL to loans and other finance receivables (GAAP) 1.01% 0.99% 1.01% 0.91% 1.09 % ACL to loans and other finance receivables, excluding loans at fair value (non-GAAP) 1.01% 1.00% 1.01% 0.91% 1.10 % RECONCILIATION OF NON-GAAP MEASURES Meridian believes that non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts. The non-GAAP disclosure have limitations as an analytical tool, should not be viewed as a substitute for performance and financial condition measures determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of Meridian’s results as reported under GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies. Pre-Provision Net Revenue Reconciliation Three Months Ended (Dollars in thousands, except per share data) September 30, 2025 June 30, 2025 September 30, 2024 Income before income tax expense $ 8,673 $ 7,287 $ 6,245 Provision for credit losses 2,850 3,803 2,282 Pre-provision net revenue $ 11,523 $ 11,090 $ 8,527 Bank $ 10,504 $ 9,005 $ 6,222 Wealth 512 604 653 Mortgage 507 1,481 1,652 Pre-provision net revenue $ 11,523 $ 11,090 $ 8,527 Meridian Corporation 24

(dollars in thousands) September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 Tangible common equity ratio - Consolidated: Total stockholders' equity (GAAP) $ 188,029 $ 178,020 $ 173,568 $ 171,522 $ 167,450 Less: Goodwill and intangible assets (3,513) (3,564) (3,615) (3,666) (3,717) Tangible common equity (non-GAAP) $ 184,516 $ 174,456 $ 169,953 $ 167,856 $ 163,733 Total assets (GAAP) $ 2,541,130 $ 2,510,938 $ 2,528,888 $ 2,385,867 $ 2,387,721 Less: Goodwill and intangible assets (3,513) (3,564) (3,615) (3,666) (3,717) Tangible assets (non-GAAP) $ 2,537,617 $ 2,507,374 $ 2,525,273 $ 2,382,201 $ 2,384,004 Tangible common equity ratio (non-GAAP) 7.27% 6.96% 6.73% 7.05% 6.87 % Tangible common equity ratio - Bank: Total stockholders' equity (GAAP) $ 236,038 $ 228,127 $ 220,768 $ 219,119 $ 217,028 Less: Goodwill and intangible assets (3,513) (3,564) (3,615) (3,666) (3,717) Tangible common equity (non-GAAP) $ 232,525 $ 224,563 $ 217,153 $ 215,453 $ 213,311 Total assets (GAAP) $ 2,541,395 $ 2,510,684 $ 2,525,029 $ 2,382,014 $ 2,385,994 Less: Goodwill and intangible assets (3,513) (3,564) (3,615) (3,666) (3,717) Tangible assets (non-GAAP) $ 2,537,882 $ 2,507,120 $ 2,521,414 $ 2,378,348 $ 2,382,277 Tangible common equity ratio (non-GAAP) 9.16% 8.96% 8.61% 9.06% 8.95 % RECONCILIATION OF NON-GAAP MEASURES Meridian Corporation 25